Centex 2003-B
FICO Scores Less than 600

	Number of	Current								1st	1st	2nd	2nd	3rd	3rd	Other
	Mortgage	Principal	W.A.	W.A.	% of	% of	% of	% of	% of	State	State	State	State	State	State	State
FICO	Loans	Balance	FICO	CLTV	1st Lien	Full Doc	Limited Doc	Stated Doc	ARMs	Conc.	Conc. %	Conc.	Conc. %	Conc.	Conc. %	Conc.
Not Available	28	1,184,233.43		64.55%	98.94%	90.71%	2.11%	7.18%	33.90%	Texas	27.49%	Pennsylvania	13.19%	Ohio	11.47%	47.86%
401 - 425	3	157,977.06	420	64.75%	100.00%	100.00%	0.00%	0.00%	79.17%	California	60.14%	Texas	20.83%	Ohio	19.04%	0.00%
426 - 450	26	2,061,593.80	440	66.09%	100.00%	88.29%	0.00%	11.71%	67.62%	Texas	25.20%	California	10.32%	Minnesota	9.86%	54.61%
451 - 475	101	7,542,425.29	465	65.60%	98.91%	97.24%	0.00%	2.76%	61.62%	California	19.64%	Texas	16.48%	Indiana	6.37%	57.50%
476 - 500	274	19,918,938.10	488	66.51%	98.84%	89.59%	3.85%	6.56%	69.37%	Texas	18.35%	California	8.81%	Michigan	7.10%	65.74%
501 - 525	823	67,281,336.54	514	76.56%	96.99%	90.61%	2.91%	6.48%	74.56%	Texas	15.48%	California	8.49%	Ohio	5.56%	70.46%
526 - 550	1,222	113,643,859.77	537	79.40%	96.68%	89.16%	4.88%	5.95%	76.90%	Texas	10.45%	California	10.19%	Ohio	6.16%	73.20%
551 - 575	1,056	97,520,324.81	563	79.81%	96.52%	84.74%	5.14%	10.12%	69.90%	California	13.47%	Texas	12.01%	Florida	5.81%	68.71%
576 - 599	1,011	94,817,330.18	588	79.88%	96.42%	85.09%	5.55%	9.35%	62.87%	California	15.16%	Texas	12.68%	Pennsylvania	6.27%	65.89%

Global Structured Finance

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Centex 2003-B
Combined LTV greater than 80%

	Number of	Current							1st	1st	2nd	2nd	3rd	3rd	Other
	Mortgage	Principal	W.A.	% of	% of	% of	% of	% of	State	State	State	State	State	State	State
CLTV	Loans	Balance	FICO	1st Lien	Full Doc	Limited Doc	Stated Doc	ARMs	Conc.	Conc. %	Conc.	Conc. %	Conc.	Conc. %	Conc.
80.01 - 85.00	1,067	108,727,489.99	582	96.39%	84.60%	7.48%	7.92%	70.28%	California	14.80%	Michigan	6.23%	Florida	5.71%	73.26%
85.01 - 90.00	1,562	176,053,256.05	592	98.55%	95.10%	4.24%	0.66%	72.96%	California	15.02%	Ohio	7.04%	Florida	6.70%	71.24%
90.01 - 95.00	321	40,207,123.74	589	98.28%	94.92%	5.08%	0.00%	75.72%	Ohio	11.59%	California	11.44%	Tennessee	9.71%	67.26%
95.01 - 100.00	232	9,772,313.68	638	50.12%	96.84%	1.56%	1.60%	44.08%	Texas	10.33%	California	9.08%	Arizona	7.92%	72.68%

Global Structured Finance

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.